Subsequent events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]
23. Subsequent events

From January 2016, the Group started to sell its shares in Yimeng. Till April 30, 2016, the Group sold about 5.9 million shares, with the cash consideration amount of RMB 94.6 million, and the remaining shares are about 39.3 million shares.

On April 8, 2016, the Group granted 2,800,000 Restricted Shares under the 2006 Plan to Jacob Fisch, President of the Group. The grant include time-based shares of 1,800,000 shares, among which 600,000 shares vested on April 8, 2016 and the remaining shares shall vest in two installments on May 4, 2016 and 2017, respectively, and performance-based shares of 1,000,000 shares which shall vest upon certain performance targets being met. As of the date of this annual report, 400,000 performance-based shares have been vested as one performance target was met.